Exhibit 10.1

BOURBON BANCSHARES, INC.

1993 EMPLOYEE STOCK OWNERSHIP INCENTIVE PLAN

ARTICLE 1.  PURPOSE.

The purpose of this 1993 Employee Stock Ownership Incentive Plan
("Plan") is to advance the interest of Bourbon Bancshares, Inc., a Kentucky corporation ("Company"), and its subsidiaries, by encouraging employees who will largely be responsible for the long-term success and development of the Company to acquire and retain an ownership interest in the Company. The Plan is also intended to provide flexibility to the Company in attracting and retaining such employees and stimulating their efforts on behalf of the Company.

ARTICLE 2.  DEFINITIONS AND CONSTRUCTION.

2.1 Definitions. As used in the Plan, terms defined parenthetically immediately after their use shall have the respective meanings provided by such definitions, and the terms set forth below shall have the following meanings (in either case, such meanings shall apply equally to both the singular and plural forms of the terms defined):

a.	"Award" shall mean a grant of Options under the Plan.

b.	"Board" shall mean the Board of Directors of the
Company.

c.	"Cause" shall mean a felony conviction of a Participant or
the failure of a Participant to contest prosecution for a felony, or the Participant's willful misconduct or dishon-esty, any of which is determined by the Committee to be directly and materially harmful to the business or reputation of the Company or its Subsidiaries.

d.	A "Change in Control" shall mean any of the following
events:

1.	An acquisition (other than directly from the
Company) of any voting securities of the Company (the
"Voting Securities") by any Person immediately after which such Person has "Beneficial Ownership"
(within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding Voting Securities;
provided, however, that in determining whether a Change in Control has occurred, Voting Securities that are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition that would cause a Change in Control.
A "Non-Control Acquisition" shall mean an acquisition by (i) the Company or any Subsidiary, (ii) an employee benefit plan (or a trust forming a part thereof) maintained by the Company or any Subsidiary or (iii) any Person in connection with a "Non-
Control Transaction" (as hereinafter defined).

2.	The individuals who, as of the Effective Date, are
members of the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the Board; provided, however, that if the election, or nomination for election by the Company's shareholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, such new directors shall, for purposes of the Plan, be considered as a member of the Incumbent Board;
provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "election contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy
Contest"), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

3.	Approval by shareholders of the Company of:

(A)	  A merger, consolidation or reorganization
involving the Company, unless

(i)	the shareholders of the Company,
immediately before such merger,
consolidation or reorganization, own,
directly or indirectly immediately
following such merger,
consolidation or reorganization, at
least a majority of the combined voting
power of the outstanding voting
securities of the corporation resulting
from such merger, consolidation or
reorganization (the "Surviving Corpo-
ration") in substantially the same
proportion as their ownership of the
Voting Securities immediately before
such merger, consolidation or reorga-
nization,

(ii)	The individuals who were members of
the Incumbent Board immediately prior
to the execution of the agreement
providing for such merger,
consolidation or reorganization
constitute at least a majority of the
members of the board of directors of
the Surviving Corporation,

(iii)	No Person (other than the Company,
any Subsidiary, any employee benefit
plan (or any trust forming a part
thereof) maintained by the Company,
the Surviving Corporation or any
Subsidiary, or any Person who
(immediately prior to such merger,
consolidation or reorganization had
Beneficial Ownership of twenty percent
(20%) or more of the then outstanding
Voting Securities) has Beneficial
Ownership of twenty percent (20%) or
more of the combined voting power of
the Surviving Corporation's then-
outstanding voting securities, and

(iv)	a transaction described in clauses
(i) through (iii) shall herein be
referred to as a "Non-Control
Transaction";

(B)	A complete liquidation or
dissolution of the Company; or

(C)	An agreement for the sale or other
disposition of all or substantially all
of the assets of the Company to any
Person (other than a transfer to a
Subsidiary).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increased the proportional number of shares Beneficially Owned by the Subject Person; provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities that increases the percentage of the then outstanding Voting Securities
Beneficially Owned by the Subject Person, then a Change in Control shall occur.

e.	"Code" shall mean the Internal Revenue Code of 1986, as
amended from time to time, or any successor thereto, together with any regulations promulgated thereunder.

f.	"Committee" shall mean the committee described in
Section 3.1.

g.	"Disability" shall mean a physical or mental infirmity
that the Committee determines impairs the Participant's ability to perform substantially his or her duties for a period of 180 consecutive days.

h.	"Effective Date" shall mean the date described in
Section 7.1.

i.	"Employee" shall mean an individual who is a full-time
employee of the Company or a Subsidiary.

j.	"Exchange Act" shall mean the Securities Exchange Act of
1934, as amended from time to time.

k.	"Fair Market Value" of the Shares shall mean, as of any
applicable date, the midpoint between the "bid" and "ask" price of the Shares as quoted by J.J.B. Hilliard, W.L. Lyons, Inc. ("Hilliard-Lyons"), or if no such "bid" and "ask" price of the Shares shall have occurred on such date, on the next preceding date on which there was such quoted prices.
If there shall be any material alteration in the present system of quoting sale prices of the Shares, or if the Shares shall no longer be quoted by Hilliard-Lyons, the fair market value of the Shares as of a particular date shall be determined by such method as shall be determined by the Committee.

l.	"ISOs" shall have the meaning given such term in Section
6.1.

m.	"NQSOs" shall have the meaning given such term in
Section 6.1.

n.	"Option" shall mean an option to purchase Shares granted
pursuant to Article 6.

o.	"Option Agreement" shall mean an agreement evidencing
the grant of an Option, as described in Section 6.2.

p.	"Option Exercise Price" shall mean the purchase price per
share subject to an Option, which shall not be less than the Fair Market Value of the Share on the date of grant.

q.	"Participant" shall mean any Employee selected by the
Committee to receive an Award under the Plan.

r.	"Person" shall have the meaning ascribed to such term in
Section 3(a)(9) of the Exchange Act and as used in Sections
13(d) and 14(d) thereof, including a "group" as defined in
Section 13(d) thereof.

s.	"Plan" shall mean this Bourbon Bancshares, Inc. 1993
Employee Stock Ownership Incentive Plan as the same may be amended from time to time.

t.	"Retirement" shall mean retirement by a Participant in
accordance with the terms of the Company's retirement policy applicable to directors of the Company or any Subsidiary.

u.	"Shares" shall mean the Company's Common Shares.

v.	"Subsidiary" shall mean, with respect to any company, any
corporation or other Person of which a majority of its voting power, equity securities, or equity interest is owned directly or indirectly by such company.

2.2 Gender and Number. Except where otherwise indicated by the context, reference to the masculine gender shall include the feminine gender, the plural shall include the singular and the singular shall include the plural.

2.3 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

ARTICLE 3.  ADMINISTRATION.

3.1  The Committee.  The Plan shall be administered by a committee
(the "Committee") appointed by the Board. In the event the Shares of the Company are hereafter registered under Section 12 of the Exchange Act, the Committee shall include two or more directors of the Company who are "disinterested persons" within the meaning of Rule 16b-3 (or any successor provision) promulgated under the Exchange Act. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board.

3.2 Authority of the Committee. Subject to the provisions of the Plan, the Committee shall have full authority to administer the Plan, including without limitation, the authority to:

a.	select Participants to whom Awards are granted;

b.	determine the size and frequency of Awards granted under
the Plan;

c.	determine the terms and conditions of Awards, including
any restrictions or conditions to the Award, which need not be identical;

d.	cancel or modify, with the consent of the Participant,
outstanding Awards and to grant new Awards in substitution therefor;

e.	accelerate the exercise ability of, and accelerate or
waive any or all the restrictions and conditions applicable to, any Award, for any reason;

f.	extend the duration of an Option exercise period or term
of an Award;

g.	construe and interpret the Plan and any agreement or
instrument entered into under the Plan;

h.	establish, amend and rescind rules and regulations for
the Plan's administration; and

i.	amend the terms and conditions of any outstanding Award
to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan.

The Committee shall have sole discretion to make all other determinations that may be necessary or advisable for the administration of the Plan including, without limitation, the discretion to construe and interpret the Plan and any Award and establish, amend and revoke rules and regulations for the administration of the Plan. To the extent permitted by law, the Committee may delegate its authority as identified hereunder.

3.3 Decisions Bindinq. All determinations and decisions made by the Committee pursuant to the provisions of the Plan, and all related orders or resolutions of the Board, shall be final, conclusive and binding on all persons, including the Company, its shareholders, employees, participants and their estates and beneficiaries.

3.4  Section 16 Compliance; Bifurcation of Plan.  In the event the
Shares of the Company are hereafter registered under Section 12 of the Exchange Act and therefore the Plan and its administration becomes subject to Section
16 of the Exchange Act, it is the intention of the Company that the Plan and the administration of the Plan in such event comply in all respects with
Section 16 of the Exchange Act and the rules and regulations promulgated thereunder. In such event, if any plan provision, or any aspect of the administration of the Plan, is thereafter found not to be in compliance with
Section 16 of the Exchange Act, the provision or administration shall be deemed null and void, and the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3 promulgated under the Exchange Act.
Notwithstanding anything in the Plan to the contrary, the Board or the Committee, in its discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants.

ARTICLE 4.  SHARES AVAILABLE UNDER THE PLAN.

4.1  Number of Shares.  Subject to adjustment as provided in Section
4.2, the number of Shares reserved for issuance upon the exercise of Awards is 30,000 Shares. Any Shares issued under the Plan may consist, in whole or in part, of authorized and unissued Shares or treasury shares. If and to the extent Awards shall expire or terminate for any reason without having been exercised in full (including a cancellation and regrant of an Option), or shall be forfeited, without, in either case, the Participant having realized any of the economic benefits of a shareholder, the Shares associated with such Awards (to the extent not fully exercised, forfeited or as to which no economic benefit was realized) shall again become available for Awards under the Plan.

4.2 Adjustments in Authorized Shares and Outstandinq Awards. In the event of a merger, reorganization, consolidation, recapitalization, reclassification, split-up, spin-off, separation, liquidation, share dividend, stock split, reverse stock split, cash dividend, property dividend, share repurchase, share combination, share exchange, issuance of warrants, rights or debentures, or other change in the corporate structure of the Company affecting the Shares, the Committee may substitute or adjust the total number and class of Shares or other stock or securities that may be issued under the Plan, and the number, class and/or price of Shares or other stock or securities subject to outstanding Awards, as it determines to be appropriate and equitable to prevent dilution or enlargement of the rights of Participants and to preserve, without exceeding, the value of any outstanding Awards; and further provided, that the number of Shares or other stock or securities subject to any Award shall always be a whole number.

ARTICLE 5.  ELIGIBILITY AND PARTICIPATION.

All Employees of the Company and its Subsidiaries are eligible to receive Awards under the Plan. In selecting Employees to receive Awards under the Plan, as well as in determining the number of Shares subject to and the other terms and conditions applicable to, each Award, the Committee shall take into consideration such factors as it deems relevant in promoting the purposes of the Plan, including the duties of the Employees, their present and potential contribution to the success of the Company and their anticipated number of years of active service remaining with the Company or a Subsidiary.

ARTICLE 6.  STOCK OPTIONS.

6.1 Grant of Options. Subject to the terms and provisions of the Plan, the Committee may grant Options to Participants at any time and from time to time in the form of options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Code ("ISOs"), Options that are not intended to so qualify ("NQSOs") or a combination thereof.

6.2  Option Agreement.  Each Award shall be evidenced by an Option
Agreement that shall specify the Option Exercise Price, the duration of the Option, the number of Shares to which the Option relates and such other provisions as the Committee may determine or that are required by the Plan.
The Option Agreement shall also specify whether the Option is intended to be an ISO or a NQSO and shall include such provisions applicable to the particular type of Option granted.

6.3  Duration of Options.  Subject to Section 3.2(f) and Section
6.7, each Option shall expire at such time as is determined by the Committee at the time of grant; provided, however, that no Option shall be exercised later than the tenth (10th) anniversary of its grant.

6.4 Exercise of Options. Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall approve at the time of grant, which need not be the same for each grant or for each Participant. Options shall be exercised by delivery to the Company of a written notice of exercise, setting forth the number of Shares with respect to which the Option is to be exercised and accompanied by full payment of the Option Exercise Price and all applicable withholding taxes.

6.5 Payment of Option Exercise Price. The Option Exercise Price for Shares as to which an Option is exercised shall be paid to the Company in full at the time of exercise, at the discretion of the Committee, either (a) in cash in the form of currency or other cash equivalent acceptable to the Company, (b) by tendering Shares having a Fair Market Value at the time of exercise equal to the Option Exercise Price, (c) any other reasonable consideration that the Committee may deem appropriate or (d) by a combination of the forms of consideration described in (a), (b) and (c) of this
Section 6.5. The Committee may permit the cashless exercise of Options as described in Regulation T promulgated by the Federal Reserve Board, subject to applicable securities law restrictions, or by any other means that the Committee determines to be consistent with the Plan's purpose and applicable law.

6.6 Vesting Upon Change in Control. Upon a Change in Control, any then outstanding Options held by a Participant shall become fully vested and immediately exercisable.

6.7 Termination of Employment. If the employment of a Participant is terminated for Cause, all then outstanding Options of such Participant, whether or not exercisable, shall terminate immediately.
If the employment of a Participant is terminated for any reason other than for Cause, death, Disability or Retirement, to the extent then outstanding Options of such Participant are exercisable, such Options may be exercised by such Participant or his personal representative at any time prior to the earlier of the expiration date of the Options or the date that is ninety (90) days after the date of such termination of employment. In the event of the Retirement of a Participant, to the extent then outstanding Options of such Participant are exercisable, such Options may be exercised by the Participant (a) in the case NQSOs, within one (1) year after the date of Retirement and (b) in the case of ISOs, within ninety (90) days after Retirement; provided, however, that no such Options may be exercised on a date subsequent to their expiration. In the event of the death or Disability of a Participant while employed by the Company or a Subsidiary, all then outstanding Options of such Participant shall become fully vested and immediately exercisable, and may be exercised at any time within one (1) year after the date of death or determination of Disability; provided, however, that no such Options may be exercised on a date subsequent to their expiration. Options may be exercised as provided in this Section 6.7 (x) in the event of the death of a Participant, by the person or persons to whom rights pass by will or by the laws of descent and distribution, or if appropriate, the legal representative of his estate and (y) in the event of the Disability of a Participant, by the Participant, or if such Participant is incapacitated, by his legal representative.

ARTICLE 7.  EFFECTIVE DATE, AMENDMENT, MODIFICATION AND TERMINATION.

7.1  Effective Date.  The Plan shall become effective on July 1,
1993 if, prior to such date, the Plan shall have been approved by the holders of a majority of the Shares of the Company represented in person or by proxy at a meeting of shareholders of the Company at which the Plan is submitted for approval.

7.2 Termination Date. The Plan shall terminate on the earliest to occur of (a) the tenth (10th) anniversary of the date on which the Plan is adopted by the Board of the Company, (b) the date when all Shares available under the Plan shall have been acquired pursuant to the exercise of Awards or
(c) such other date as the Board may determine in accordance with Section
7.3.

7.3 Amendment, Modification and Termination. The Board may, at any time, amend, modify or terminate the Plan. However, without the approval of shareholders of the Company (as may be required by the Code or Section 16 of the Exchange Act and the rules promulgated thereunder), no such amendment, modification or termination may:

a.	materially increase the benefits accruing to
Participants under the Plan;

b.	materially increase the total amount of Shares that may be
issued under the Plan, except as provided in Section 4.2; or

c.	materially modify the class of Employees eligible to
participate in the Plan.

The Committee may amend the terms of any Award, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without such Participant's consent.

7.4 Awards Previously Granted. No amendment, modification or termination of the Plan shall in any manner adversely affect any outstanding Award without the written consent of the Participant holding such Award.

ARTICLE 8.  NON-TRANSFERABILITY.

A Participant's rights under this Plan may not be assigned, pledged or otherwise transferred other than by will or the laws of descent and distribution.

ARTICLE 9.  NO GRANTING OF EMPLOYMENT RIGHTS.

Neither the Plan, nor any action taken under the Plan, shall be construed as giving any employee the right to become a Participant, nor shall any Award under the Plan be construed as giving a Participant any right with respect to continuance of employment by the Company. The Company expressly reserves the right to terminate, whether by dismissal, discharge or otherwise, a Participant's employment at any time, with or without Cause, except as may otherwise be provided by any written agreement between the Company and the Participant.

ARTICLE 10.  WITHHOLDING.

10.1 Tax Withholdinq. A Participant shall remit to the Company an amount sufficient to satisfy Federal and state taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any grant or exercise made under or as a result of the Plan.

10.2 Share Withholdinq. With respect to withholding required upon the exercise of Options or upon any other taxable event under the Plan pursuant to which Shares are to be received by the Participant ("Taxable Event"), a Participant may, subject to the discretion of the Committee, make an election (a "Tax Election") to satisfy the withholding requirement with respect to such Shares, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the withholding tax is to be determined equal to the amount required to be withheld under applicable law.

ARTICLE 11. INDEMNIFICATION.

No member of the Board or the Committee, nor any officer or Employee acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan, and all members of the Board, the Committee and each and any officer or Employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

ARTICLE 12.  SUCCESSORS.

All obligations of the Company with respect to Awards granted under the Plan shall be binding on any successor to the Company, whether the existence of such successor is a result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 13.  GOVERNING LAW.

To the extent not preempted by Federal law, the Plan, and all agreements under the Plan, shall be governed by, and construed in accordance with, the laws of the Commonwealth of Kentucky without regard to its conflict of law rules.

IN WITNESS WHEREOF, Bourbon Bancshares, Inc. has caused this 1993
Employee Stock Ownership Incentive Plan to be executed by the undersigned officer this 9th day of March, 1993.

BOURBON BANKSHARES, INC.

By: /s/Buckner Woodford
Bucker Woodford, President
and Chief Executive Officer
ATTEST:

/s/Joe Allen
Joe Allen, Secretary




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